UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) NOVEMBER 25, 2003

                               CIROND CORPORATION
             (Exact name of registrant as specified in its charter)

          NEVADA                         0-49763            88-0469593
(State or other jurisdiction of        (Commission         (IRS Employer
       incorporation)                  File Number)      Identification No.)

    4185 STILL CREEK DRIVE #B-101, BURNABY, BRITISH COLUMBIA, CANADA V5C 6G9
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 205-5039

                                  EXMAILIT.COM
          (Former name or former address, if changed since last report)











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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

       On November 25, 2003, pursuant to a Stock Exchange Agreement (the "Stock Exchange Agreement") by and between Cirond Corporation (formerly eXmailit.com), a Nevada corporation (the "Company"), and Seaside Holdings Inc. (f/k/a Cirond Technologies Inc.), a Colorado corporation ("CTI"), as amended by the First Amendment to the Stock Exchange Agreement dated November 13, 2003 (the "First Amendment") (the Exchange Agreement and the First Amendment and collectively referred to herein as the "Agreement"), the Company acquired all of the issued and outstanding capital stock of CTI's wholly owned subsidiary, Cirond Networks Inc., a Nevada corporation ("CNI"), in exchange for 17,000,000 post-Forward Split shares ("Shares") of the Company's common stock ("Common Stock"). As a result, CTI owns approximately 48.3% of the Company's issued and outstanding shares. In addition, pursuant to the terms of the Agreement, the Company issued an aggregate of 1,300,000 post-Forward Split shares in of its Common Stock in exchange for $650,000 in indebtedness of CNI (the "CNI Indebtedness") which was held by Cirond Ventures Partners Inc., Stumdell Limited, and Steven Velardi.

       As a result of the Agreement, effective November 25, 2003, CNI became a wholly-owned subsidiary of the Company.

       In connection with the closing of the acquisition of CNI, all of the officers and directors of the Company resigned and Nicolas R. Miller was appointed as the sole officer and director of the Company. Mr. Miller was elected as the sole director of the Company at the Company's shareholder meeting on October 3, 2003; however, he did not accept his appointment until November 25, 2003, in connection with the acquisition of CNI. Mr. Miller is the sole officer and director of CTI and owns 7,266,667 shares (43.5%) of CTI's issued and outstanding stock. As a result, he may be deemed to be the beneficial owner of 17,000,000 shares (48.3%) of the Company's issued and outstanding shares.

       Except as disclosed in this Form 8-K, the Company is not aware of any arrangement that may in the future result in a change in control of the Company.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

       As a result of the acquisition of CNI, as discussed above in "Item 1. Changes in Control of Registrant," the Company's principal office has been moved to the facilities of CNI in Burnaby, British Columbia. In addition, the Company now has an operating subsidiary. CNI is a developer of technologies designed to enhance the performance and security of wireless networking technologies, with an initial specific focus on 802.11b Wireless Local Area Network ("WLAN") technology. A WLAN is one in which a mobile user can connect to a local area network ("LAN") through a wireless (radio) connection. The 802.11b standard for WLANs - often called "WiFi" - is part of the 802.11 series of WLAN standards from the Institute of Electrical and Electronics Engineers ("IEEE").

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       CNI manufacturers products incorporating its proprietary technology that are applicable to all segments of the WLAN marketplace. Cirond's products are principally focused on WiFi network management and implementation, and enable WiFi networks to be installed easily, operated optimally, and managed more effectively and also offer improvements to network security by offering a robust security system suitable for most typical business environments. Cirond's approach to WiFi security is to provide technologies that improve the overall security and implementation of the WEP security scheme, while buttressing it with a variety of propriety intrusion detection and location-enabled security and access technologies. CNI conducts its research and development activities through its subsidiary, Cirond Networks (Canada) Inc., a British Columbia corporation.

       As of December 5, 2003, CNI and Cirond Networks (Canada) Inc., collectively, had 8 employees, and one contract employee, all of which were full-time. No employees are represented by labor unions.

       The amount of consideration to be given and received under the Agreement was determined after negotiation between the Company and Cirond. In connection with the Agreement, the Company cancelled 2,990,000 pre-Forward Split shares of Common Stock held by its founders (the "Share Cancellation"), and effected a 16-for-1 forward stock split ("Forward Split") of the remaining outstanding shares.

       In addition, the Company issued 750,000 shares in a private placement financing, at a price of $0.50 per share for gross proceeds of $375,000. In anticipation of the closing of the acquisition, the proceeds of the offering were loaned to CNI pursuant to a promissory note dated November 14, 2003 (the "CNI Note").

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

       Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       Effective December 1, 2003, the board of directors of the Company dismissed the Company's independent auditor, Parker & Co. ("Parker"). The dismissal of Parker was unrelated to Parker's performance. The dismissal, which was approved by the Company's board of directors, was related to the acquisition of CNI and the appointment of CNI's independent auditor, KPMG, LLP, as the independent auditor for the Company.

       Parker's report on the Company's financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period ending December 1, 2003, there were no disagreements between the Company and Parker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Parker, would have caused that firm to make reference to the subject matter of the disagreement in connection with its audit report. During the Company's two most recent fiscal years and the

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subsequent interim period ending December 1, 2003, Parker did not advise the Company of any of the items listed any Item 304(a)(1)(iv)(B) of Regulation S-B.

       The Company has requested Parker to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated December 3, 2003, is filed as Exhibit 16.1 to this Form 8-K.

       On December 1, 2003, the board of directors of the Company approved the engagement of KPMG, LLP to audit the financial statements for the fiscal year ended December 31, 2003. During the two most recent fiscal years and the subsequent interim period through December 1, 2003, neither the Company nor anyone on its behalf consulted KPMG, LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

       Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit 99.1 to this Form 8-K.

       Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit 99.2 to this Form 8-K.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

       Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

       (a) Financial statements of businesses acquired: The audited financial statements of CNI as of and for the period ended December 31, 2001 and the fiscal year ended December 31, 2002 and the unaudited financial statements of CNI as of and for the nine months ended September 30, 2003 will be filed by amendment within sixty days after the date this report is filed with the Commission.

       (b) Pro forma financial information: To be filed by amendment within sixty days after the date this report is filed with the Commission.





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       (c)    Exhibits:

              REGULATION
              S-K NUMBER                         DOCUMENT

                 2.1 Stock Exchange Agreement by and between Cirond Corporation (f/k/a eXmailit.com) and Seaside Holdings Inc. (f/k/a Cirond Technologies Inc.) dated August 29, 2003

                 2.2 First Amendment to Stock Exchange Agreement by and between Cirond Corporation and Seaside Holdings Inc. (f/k/a Cirond Technologies Inc.) dated November 13, 2003.

                 16.1       Letter from Parker & Co. dated December 3, 2003.

                 99.1       Press release dated December 1, 2003.

                 99.2       Press release dated December 3, 2003.

                 99.3 Promissory Note dated November 14, 2003 issued by Cirond Networks, Inc.

                 99.4 Audited Financial Statements of Cirond Networks, Inc. as of and for the period ended December 31, 2001 and the fiscal year ended December 31, 2002.*

                 99.5 Unaudited Financial Statements of Cirond Networks, Inc. for the nine months ended September 30, 2003.*

                 99.6 Pro Forma Combined Balance Sheet and Income Statement for Cirond Networks, Inc. and Cirond Corporation as of December 31, 2002 and September 30, 2003.*
       ---------------------
       *to be filed by amendment within sixty days after the date this report is filed with the Commission.

ITEM 8.     CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

         Not applicable.


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ITEM 10.    AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
            PROVISION OF THE CODE OF ETHICS

         Not applicable.

ITEM 11.    TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
            PLANS

         Not applicable.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIROND CORPORATION


December 5, 2003                       By:  /s/ NICHOLAS MILLER
                                          --------------------------------------
                                              Nicholas Miller, President














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